    As filed with the Securities and Exchange Commission on February 1, 1996
                                                  REGISTRATION NO. 33-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            --------------------

                                    FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        FIRSTCITY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                   76-0243729
                      (I.R.S. Employer Identification No.)

                              6400 IMPERIAL DRIVE
                               WACO, TEXAS  76712
   (Address, including zip code of Registrant's principal executive offices)


       FIRSTCITY FINANCIAL CORPORATION 1995 EMPLOYEE STOCK PURCHASE PLAN
                              (Full title of plan)

                            --------------------

                  JAMES R. HAWKINS                                              COPIES TO:
        CHAIRMAN AND CHIEF EXECUTIVE OFFICER                               LAWRENCE D. GINSBURG
                6400 IMPERIAL DRIVE                            LIDDELL, SAPP, ZIVLEY, HILL & LABOON, L.L.P.
                 WACO, TEXAS  76712                                    2200 ROSS AVENUE, SUITE 900
                   (817) 751-1750                                          DALLAS, TEXAS  75201
       (Name, address, and telephone number,                                  (214) 220-4800
     including area code, of agent for service)

                            --------------------

                       CALCULATION OF REGISTRATION FEE

================================================================================================================
         Title of each Class               Amount       Proposed Maximum   Proposed Maximum      Amount of
            of Securities                  to be         Offering Price        Aggregate        Registration
          to be Registered             Registered (1)       Per Share       Offering Price          Fee
----------------------------------------------------------------------------------------------------------------
 Common Stock, $0.01 par value            100,000          $22.63 (2)       $2,262,500 (2)          $781
================================================================================================================

(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), there are also being registered such additional shares of Common Stock as may become issuable pursuant to the antidilution provisions of the FirstCity Financial Corporation 1995 Employee Stock Purchase Plan (the "Plan").

(2) Estimated solely for the purpose of calculating the registration fee for 100,000 shares of Common Stock under the Plan on the basis of the average of the high and low prices on January 29, 1996, for a share of Common Stock in FirstCity Financial Corporation, as reported on the Nasdaq National Market, all in accordance with Rule 457(h) promulgated under the Securities Act.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS


ITEM 1.    PLAN INFORMATION.

           Not required to be filed with this Registration Statement.*

ITEM 2.    REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

           Not required to be filed with this Registration Statement.*


--------------------------

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and Note to Part I of Form S-8.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.    INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

           The following documents are incorporated by reference in this Registration Statement, except to the extent that any statement or information herein is modified, superseded or replaced by a statement or information contained in any other subsequently-filed document incorporated herein by reference. Any statement or information so modified will not be deemed a part of this Registration Statement, except as so modified, and any statement or information so superseded will not be deemed a part of this Registration Statement.

                 (a) The Current Report on Form 8-K dated July 3, 1995, as amended by the Form 8-K/A executed on August 23, 1995, and the Form 8-K/A No. 2 executed on September 5, 1995 (collectively, the "Form 8-K"), of the Registrant, as filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Exchange Act"), which contains audited financial statements of the Registrant for the fiscal year ended December 31, 1994.

                 (b) All reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the audited financial statements contained in the Form 8-K.

                 (c) A description of the Registrant's common stock contained in the Registrant's Form 8-A Registration Statement, filed with the Commission on July 25, 1995, File No. 0-26500, and including any amendment or reports filed for the purpose of updating such description.

           All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all of the shares of Common Stock offered hereby have been sold or which deregisters all of such shares then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.    DESCRIPTION OF SECURITIES.

           Not applicable.

ITEM 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL.

           Not applicable.

ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

           The Registrant's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") provides that each person who was or is made a party to, or testifies in, any threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Registrant (or was serving at the request of the Registrant as a director, officer, employee or agent for another entity) will be indemnified and held harmless by the Registrant, to the full extent permitted by the Delaware General Corporation Law (the "DGCL").

           Under Section 145 of the DGCL, a corporation may indemnify a director, officer, employee or agent of the corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action brought by or in the right of a corporation, the corporation may indemnify a director, officer, employee or agent of the corporation against expenses (including attorneys' fees) actually and reasonably incurred by him or her of he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless a court finds that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

           The Certificate of Incorporation provides that a director of the Registrant shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except (i) for breaches of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or involving intentional misconduct or known violations of law, (iii) for the payment of unlawful dividends or unlawful stock purchases or redemptions, or (iv) for transactions in which the director received an improper personal benefit. The Certificate of Incorporation further provides that neither amendment nor repeal of such provision nor the adoption of any term of the Certificate of Incorporation shall eliminate or reduce the effect of such provision in respect of any matter occurring, or any cause of action, suit or claim that, but for such provision, would accrue or arise, prior to such amendment, repeal or adoption of such inconsistent provision.

           The foregoing summaries are necessarily subject to the complete text of the statutes and the Certificate of Incorporation referred to above and are qualified in their entirety by reference thereto.

ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED.

           Not applicable.

ITEM 8.    EXHIBITS.

           The Exhibits to this Registration Statement are listed in the Index to Exhibits on page II-7 of this Registration Statement, which Index is incorporated herein by reference.

ITEM 9.    UNDERTAKINGS.

           (a)   The undersigned Registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
           Statement:

                          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

           provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                 (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

           (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6 above or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waco, State of Texas, on January 25, 1996.

                                      FIRSTCITY FINANCIAL CORPORATION



                                      By:      /s/ James R. Hawkins
                                         --------------------------------------
                                         James R. Hawkins, Chairman and
                                         Chief Executive Officer





                               POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints James R. Hawkins and James T. Sartain, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this registration statement or amendment thereto has been signed by the following persons in the capacities and on the dates indicated.


                    Signature                                Title                           Date
                    ---------                                -----                           ----
              /s/ James R. Hawkins                 Chairman, Chief Executive           January 25, 1996
 --------------------------------------------       Officer and Director
                James R. Hawkins



             /s/ Matt A. Landry, Jr.                Chief Financial Officer            January 25, 1996
 --------------------------------------------             and Director
               Matt A. Landry, Jr.



               /s/ Gary H. Miller                       Chief Accounting               January 25, 1996
 --------------------------------------------               Officer
                 Gary H. Miller


               /s/ Richard E. Bean                          Director                   January 25, 1996
 --------------------------------------------
                 Richard E. Bean



                                                            Director                  January ___, 1996
 --------------------------------------------
               Bart A. Brown, Jr.



                                                            Director                  January ___, 1996
 --------------------------------------------
               Donald J. Douglass


                    Signature                                Title                           Date
                    ---------                                -----                           ----
             /s/ Rick R. Hagelstein                         Director                   January 25, 1996
 --------------------------------------------
               Rick R. Hagelstein



             /s/ David W. MacLennan                         Director                   January 25, 1996
 --------------------------------------------
               David W. MacLennan



                /s/ David Palmer                            Director                   January 25, 1996
 --------------------------------------------
                  David Palmer


              /s/ James T. Sartain                          Director                   January 25, 1996
 --------------------------------------------
                James T. Sartain



               /s/ C. Ivan Wilson                           Director                   January 25, 1996
 --------------------------------------------
                 C. Ivan Wilson


                               INDEX TO EXHIBITS


  Exhibit                                                                                    Sequentially
  Number                                      Exhibit                                       Numbered Page
  ------         ---------------------------------------------------------------------      -------------
  4.1            Amended and Restated Certificate of Incorporation of the Registrant              --
                 filed as Exhibit 3.1 to the Current Report on Form 8-K of the
                 Registrant dated July 3, 1995 (File No. 1-7614), and incorporated herein by reference.

  4.2            By-Laws of the Registrant, filed as Exhibit 3.2 to the Current                   --
                 Report on Form 8-K of the Registrant dated July 3, 1995 (File No. 1-
                 7614), and incorporated herein by reference.

  4.3*           FirstCity Financial Corporation 1995 Employee Stock Purchase Plan.

  5.1*           Opinion of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.

  24.1           Consent of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P. (contained               --
                 in Exhibit 5.1).

  24.2*          Consent of KPMG Peat Marwick LLP.

  24.3*          Consent of Jaynes, Reitmeier, Boyd & Therrell P.C.

  24.4*          Consent of Hooks & Gerik

  25.1           Power of Attorney (set forth on the signature page).                             --

____________________

*  Filed herewith.